UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2022

DAVE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40161	86-1481509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1265 South Cochran Avenue

Los Angeles, CA 90019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (844) 857-3283

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value of $0.0001 per share	DAVE	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock for $11.50 per share	DAVEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On August 9, 2022, the Audit Committee of the Board of Directors (the “Audit Committee”) of Dave Inc. (the “Company”), after consideration of the relevant facts and circumstances and after consultation with the Company’s management and Moss Adams LLP, the Company’s independent registered public accounting firm during the periods described below (“Moss Adams”), reached a determination that the Company’s previously issued (i) audited consolidated financial statements as of and for the years ended December 31, 2021 and December 31, 2020 presented in the Company’s Current Report on Form 8-K/A, filed with the Securities and Exchange Commission (“SEC”) on March 25, 2022 (the “Audited Financials Relevant Periods”), and (ii) the unaudited consolidated financial statements and related disclosures for the three months ended March 31, 2022 and March 31, 2021 presented on the Company’s Quarterly Report on Form 10-Q, filed with the SEC on May 13, 2022 (the “First Quarter 10-Q”) (the “Relevant Earnout Periods”) should no longer be relied upon due to the errors described below in such financial statements.

The Company expects to file an amended Form 8-K/A with an exhibit with financial statements for the fiscal years ended December 31, 2021 and December 31, 2020, and an amended Form 10-Q/A for the fiscal quarter ended March 31, 2022 as soon as practicable.

On August 11, 2022, the Company also filed a Form 12b-25 (the “Form 12b-25”) with the Commission which stated that it will be unable to file its Quarterly Report on Form 10-Q for the period ended June 30, 2022 (the “Delayed Form 10-Q”) by the prescribed due date without unreasonable effort or expense due to the errors described below. The Company anticipates filing the Delayed Form 10-Q within the allotted grace period provided by the SEC.

Cash Flow Adjustment

In connection with the preparation of the unaudited consolidated financial statements and related disclosures for the quarter ended June 30, 2022, the Company reevaluated the accounting treatment of the Company’s member advances within the Company’s statements of cash flows and concluded that cash flows from the principal portion of member advances should be included as an investing activity as opposed to an operating activity, resulting in an overstatement of the cash flows used in operating activities and an understatement of the cash flows from investing activities during the Audited Financials Relevant Periods. Upon further review, the Company determined to correct the treatment of the principal portion of member advances by classifying them as an investing activity instead of operating activity in the statement of cash flows for the Audited Financials Relevant Periods and in the statements of cash flows in the unaudited financial statements included in the First Quarter 10-Q (the “Cash Flow Adjustment”).

The Company, in consultation with the Audit Committee, has determined that due to the Cash Flow Adjustment, (i) the audited condensed consolidated financial statements and similar communications by the Company relating to the Audited Financials Relevant Periods should no longer be relied upon and (ii) it is appropriate to correct the classification error for the Audited Financials Relevant Periods by restating such audited consolidated financial statements because the classification is material to the Company’s previously issued audited condensed consolidated financial statements for the Audited Financials Relevant Periods. The Company notes that:

•	The Cash Flow Adjustment has no impact to the Company’s cash balances, operating expense or net income.

•	The Cash Flow Adjustment does not impact revenue as presented on the consolidated statements of operations and comprehensive loss for the Audited Financials Relevant Periods.

•	The Cash Flow Adjustment does not affect the total cash flows as presented on the statement of cash flows for the Audited Financials Relevant Periods.

•	The Company’s management and the Audit Committee have determined the error was unintentional and was not the result of fraud or any other attempt to deceive.

Earnout Adjustment

In connection with the preparation of the unaudited consolidated financial statements and related disclosures for quarter ended June 30, 2022, the Company reevaluated the accounting treatment of certain previously disclosed earnout arrangements in connection with the Company’s business combination pursuant to the Agreement and Plan of Merger, dated June 7, 2021, by and among Dave Inc., VPC Impact Acquisition Holdings III, Inc. (“VPCC”), Bear Merger Company I Inc., and Bear Merger Company II LLC (the “Business Combination Agreement”). The Business Combination Agreement provided for the issuance of 1,586,037 shares (the “Earnout Shares”) of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”) to VPC Impact Acquisition Holdings Sponsor III, LLC, which is the sponsor of VPCC, and the independent directors of VPCC prior to the completion of the business combination, subject to potential forfeiture such that 60% of the Earnout Shares will be fully vested and no longer subject to forfeiture in the event that the Class A Common Stock achieves a trading price of at least $12.50 per share, and 40% of the Earnout Shares will be fully vested and no longer subject to forfeiture in the event that the Class A Common Stock achieves a trading price of at least $15.00 per share (in each case, determined by reference to the volume-weighted average price achieved for at least 20 trading days within any 30 consecutive trading days) prior to June 7, 2026. The Earnout Shares were recognized at fair value upon the closing of the business combination and classified in stockholders’ equity.

On August 9, 2022, the Company, in consultation with the Audit Committee, reached a determination that the unaudited consolidated financial statements presented in the First Quarter 10-Q improperly assessed the accounting treatment of the Earnout Shares by classifying them as stockholders’ equity rather than as a liability, resulting in a reclassification of the earnout shares along with a non-cash fair value adjustment during the Relevant Earnout Periods. Upon further review, the Company determined to correct the treatment of the Earnout Shares by reclassifying them as a liability measured at fair value and recording a non-cash fair value adjustment for the Relevant Earnout Periods (the “Earnout Adjustment”).

The Company, in consultation with the Audit Committee determined that due to the Earnout Adjustment, (i) the unaudited condensed consolidated financial statements and similar communications by the Company relating to the Relevant Earnout Periods should no longer be relied upon and (ii) it is appropriate to correct the classification of the Earnout Shares for the Relevant Earnout Periods by restating such unaudited consolidated financial statements because such classification is material to the Company’s previously issued unaudited condensed consolidated financial statements. The Company notes that:

•	The Earnout Adjustment has no impact to the Company’s cash balances or operating expense.

•	The Earnout Adjustment, a non-cash item, does not impact revenue as presented on the consolidated statements of operations and comprehensive loss for the Relevant Earnout Periods.

•	The Earnout Adjustment, a non-cash item, does not affect the total cash flows as presented on the statement of cash flows for the Relevant Earnout Periods.

•	The Company’s management and the Audit Committee have determined the error was unintentional and was not the result of fraud or any other attempt to deceive.

Next Steps

The Company plans to restate its financial statements for the Audited Financials Relevant Periods in an amended Form 8-K/A to restate the audited financial statements previously filed as Exhibit 99.3 to the Company’s Current Report on Form 8-K/A, as filed with the SEC on March 25, 2022 (the “Audited Financials Restatement”). The Company intends to restate its financial statements for the Relevant Earnout Periods in an amended Form 10-Q/A for the period ended March 31, 2022, as filed with the SEC on May 13, 2022 (the “Unaudited Financials Restatement” and, together with the Audited Financials Restatement, the “Restatements”).

In connection with the Restatements, the Company’s management evaluated the effectiveness of the Company’s disclosure controls and procedures, and based on that evaluation, concluded that, as of June 30, 2022, the Company continued to have material weaknesses in its internal control over financial reporting as previously identified in the Company’s Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2021, and that the Company’s disclosure controls and procedures were not effective. This conclusion remains the same as disclosed in “Part I, Item 4. Controls and Procedures” included in the First Quarter 10-Q. The remediation plan for the material weaknesses in internal control over financial reporting was disclosed in the same section in the First Quarter 10-Q.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02(a) with Moss Adams.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of historical fact, included or incorporated in this Current Report on Form 8-K are forward-looking statements. The words “believes,” “anticipates,” “estimates,” “plans,” “expects,” “intends,” “may,” “could,” “should,” “potential,” “likely,” “projects,” “continue,” “will,” and “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, those statements regarding the Company’s expectations as to the causes of the Cash Flow Adjustment and the Earnout Adjustment, the scope and impact of the Cash Flow Adjustment and the Earnout Adjustment, the Company’s plans to amend its previously filed Current Report on Form 8-K/A and Quarterly Report on Form 10-Q and restated financial statements and other disclosures contained therein and the timing of such amendments, the timing of the filing of the Quarterly Report on Form 10-Q for the period ended June 30, 2022, and the ability of the Company to identify and remediate material weaknesses in the Company’s internal control over financial reporting and related disclosure controls and procedures not effective at the reasonable assurance level.

These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Factors that may cause future results to differ materially from the Company’s current expectations include, among other things, the timing and nature of the resolution of the issues discussed in this Current Report on Form 8-K, any delay in the filing of required periodic reports, the timing and results of the Company’s review of the effectiveness of internal control over financial reporting and related disclosure controls and procedures, whether a restatement of financial results will be required for other accounting issues, adverse effects on the Company’s business related to the disclosures made in this Current Report on Form 8-K or the reactions of customers or suppliers, any adverse developments in existing legal proceedings or the initiation of new legal proceedings, and volatility of the Company’s stock price.

The Company does not guarantee that it will actually achieve the plans, intentions or expectations disclosed in its forward-looking statements and you should not place undue reliance on the Company’s forward-looking statements. There are a number of important factors that could cause the Company’s actual results to differ materially from those indicated or implied by its forward-looking statements, including those important factors set forth under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the period ended December 31, 2021. Although the Company may elect to do so at some point in the future, the Company does not assume any obligation to update any forward-looking statements and it disclaims any intention or obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 2.02 Results of Operations and Financial Condition.

On August 11, 2022, the Company issued a press release announcing its financial results for the quarter ended June 30, 2022. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished under this Item 2.02, including Exhibit 99.1, will not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and will not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 11, 2022

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2022	Dave Inc.

	By:	/s/ Kyle Beilman
	Name:	Kyle Beilman
	Title:	Chief Financial Officer